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                               SUBLEASE AGREEMENT

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                          The parties agree as follows:
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   Date of this Sublease: November 18, 1999

Parties to this Sublease: Overtenant:                         Harex Global Corporation

                          Address for notices:                230 Park Avenue, Suite 453
                                                              New York, NY 10169

                          You, the Undertenant:               C3D, Inc.
                          Address for notices:                235 W. 76th Street, Suite 8-D
                                                              New York, NY 10023

                          If there are more than one Overtenant or Undertenant, the words "Overtenant" and
                          "Undertenant" used in the Sublease include them.

        Information from  Landlord:                           May Capital Management Corp.
              Over-Lease: Address for notices:                230 Park Avenue, 17th Floor
                                                              New York, NY 10169

                          Overtenant:                         Harex Global Corporation
                          Address for notices:                230 Park Avenue, 17th Floor
                                                              New York, NY 10169
                          Date of Over-Lease:

                          Term:                               from:                     to:

                          A copy of the Over-Lease is attached as an important part of the Sublease.

                    Term: 1.       One year and one month beginning November 18, 1999
                                   ending December 31, 2000 with an option for one year.

         Premises rented: 2.       230 Park Avenue, Suite 433
                                   New York, NY 10169
                                   Two furnished offices, one
                                   conference room (when required),
                                   and one reception area.

        Uses of premises: 3.       The premises may be used for executive offices only.

                    Rent: 4.       The yearly rent is $36,000.00.  You, the Undertenant,
                                   will pay this yearly rent to the
                                   Overtenant in twelve equal monthly
                                   payments of $3,000. Payments shall
                                   be paid in advance on the first
                                   day of each month during the Term.

                Security: 5.       The security for the Undertenant's performance is $0.00.

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  Agreement to Lease and 6.       Overtenant sublets the premises to you, the Undertenant,
                pay rent:         for the Term.  Overtenant states that it has the authority to do so.  You, the Undertenant, agree to pay the Rent
                                  and other charges as required in the Sublease.  You, the
                                  Undertenant, agree to do everything required of you in
                                  the Sublease.

                Notices: 7.       All notices in the Sublease shall be sent by certified mail,
                                  "return receipt requested".

             Subject to: 8.       The Sublease is subject to the Over-Lease.  It is also
                                  subject to any agreement to which the Over-Lease is
                                  subject.  You, the Undertenant, state that you have read
                                  and initialed the Over-Lease and will not violate it in any way.

    Overtenant's duties: 9.       The Over-Lease describes the Landlord's duties.  The
                                  Overtenant is not obligated to perform the Landlord's
                                  duties.  If the Landlord fails to perform, you, the
                                  Undertenant, must send the Overtenant a notice.  Upon
                                  receipt of the notice, the Overtenant shall then promptly
                                  notify the Landlord and demand that the Over-Lease
                                  agreements be carried out.  The Overtenant shall
                                  continue the demands until the Landlord performs.

               Covenant: 10.      If the Landlord's consent to
                                  the Sublease is required, this
                                  consent must be received within 10
                                  days from the date of this
                                  Sublease. If the Landlord's
                                  consent is not received within
                                  this time, the Sublease will be
                                  void. In such event all parties
                                  are automatically released and all
                                  payments shall be returned to you,
                                  the Undertenant.

 Adopting the Over-Lease 11.      The provisions of the Over-Lease are part of the
         and exceptions:          Sublease.

           No Authority: 12.      You, the Undertenant, have no authority to contact or
                                  make any agreement with the Landlord about the
                                  premises or the Over-Lease.  You, the Undertenant, may
                                  not pay rent or other charges to the Landlord, but only to the Overtenant.

             Successors: 13.      Unless otherwise stated, the Sublease is binding on all
                                  parties who lawfully succeed to the rights or take the
                                  place of the Overtenant or you, the Undertenant.
                                  Examples are an assign, heir, or a legal representative
                                  such as an executor of your will or administrator of your
                                  estate.

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     Changes: 14.      This Sublease can be changed only by an agreement in
                       writing signed by the parties to the Sublease.

     Signatures:

                                           OVERTENANT:

                                           Harex Global Corp.

                                           /s/ Harvey M. Hament, President
                                           -------------------------------


                                           You, the UNDERTENANT

                                           C3D, Inc.

Witness: /s/ Elizabeth H. Flores           /s/ Eugene Levich, President
         -----------------------           ----------------------------


                GUARANTY OF PAYMENT WHICH IS PART OF THE SUBLEASE


                   Date of Guaranty:

              Guarantor and address:

                Reason for Guaranty: 1.       I know that the Overtenant
                                              would not rent the premises to
                                              the Undertenant unless I
                                              guarantee Undertenant's
                                              performance. I have also
                                              requested for Overtenant to
                                              enter into the Sublease with
                                              the Undertenant. I have a
                                              substantial interest in make
                                              sure that the Overtenant rents
                                              the premises to the
                                              Undertenant.

                           Guaranty: 2.       The following is my Guaranty:
                                              I guaranty the full performance of
                                              the Sublease by the Undertenant.
                                              This Guaranty is absolute and
                                              without any condition. It
                                              includes, but is not limited to,
                                              the payment of rent and other
                                              money charges.

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                   In addition, I agree to these other terms:
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           Changes in Sublease have  3.       This Guaranty will not be affected by any change in the
                          no effect:          Sublease, whatsoever.  This includes, but is not limited
                                              to, any extension of time or renewals.  The Guaranty will
                                              be binding even if I am not a party to these changes.

                   Waiver of notice: 4.       I do not have to be informed about any failure of
                                              performance by Undertenant, I waive notice of
                                              nonpayment or nonperformance.

                        Performance: 5.       If the Undertenant fails to perform under the Sublease,
                                              the Overtenant may require me to perform without first
                                              demanding that the Undertenant perform.

               Waiver of jury trial: 6.       I give up my right to trial by jury in any claim related to the Sublease or this Guaranty.

                            Changes: 7.       This Guaranty of payment and performances can be
                                              changed only by written agreement signed by all parti8es
                                              to the Sublease and Guaranty.

                         Signatures:

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WITNESS:                                    GUARANTOR:



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